Exhibit 3.29



SCA-2.10 (Rev. Jul. 1984)

          Submit in Duplicate
- -----------------------------------------
   Payment must be made by Certified
   Check, Cashiers' Check or a Money
Order, payable to "Secretary of State".
           DO NOT SEND CASH!



- -----------------------------------------

                                    JIM EDGAR
                               Secretary of State
                                State of Illinois

                            ARTICLES OF INCORPORATION

                                      FILE #
                                      ------------------------------------------
                                      This Space For Use By
                                      Secretary of State
                                      Date  2-6-91
                                      License Fee      $
                                      Franchise Tax    $25.00
                                      Filing Fee       $75.00
                                      Clerk            100.00
                                      ------------------------------------------

Pursuant to the provisions of "The Business Corporation Act of 1983", the undersigned incorporator(s) hereby adopt the following Articles of Incorporation.

ARTICLE ONE The name of the corporation is  Keebler H.C., Inc.             PAID
                                          -------------------------------------
           (Shall contain the word "corporation", "company", "incorporated")


           --------------------------------------------------------------------
                            ("limited", or an abbreviation thereof)

ARTICLE TWO The name and address of the initial registered agent and its registered office are:

   Registered Agent   C T CORPORATION SYSTEM
                      ----------------------------------------------------------
                           First Name               Middle Name       Last Name

   Registered Office  c/o C T CORPORATION SYSTEM, 208 S. La Salle Street
                    ------------------------------------------------------------
                    Number  Street  Suite o (A.P.O. Box alone is not acceptable)

                         Chicago        60604         Cook
                    ------------------------------------------------------------
                         City           Zip Code      County

ARTICLE THREE The purpose or purposes for which the corporation is organized are:
              If not sufficient space to cover this point, add one or more sheets of this size.

The transaction of any or all lawful businesses for which corporations may be incorporated under the Illinois Business Corporation Act.

ARTICLE FOUR Paragraph 1: The authorized shares shall be:

                  Class  *Par Value per share  Number of shares authorized
           --------------------------------------------------------------------
                  Common    One Dollar         One Thousand
           --------------------------------------------------------------------

           --------------------------------------------------------------------

           --------------------------------------------------------------------
           Paragraph 2: The preferences, qualifications, limitations, restrictions and the special or relative rights in respect of the shares of each class are:

           If not sufficient space to cover this point, add one or more sheets of this size.

ARTICLE FIVE The number of shares to be issued initially, and the consideration to be received by the corporation therefor, are:

                       *Par Value    Number of shares       Consideration to be
             Class      per share    proposed to be Issued  received therefor
             -----      ---------    ---------------------  -----------------
             Common     One Dollar   One Thousand           $  1,000.00
                                                            $
             ----------------------------------------------------------------
                                                            $
             ----------------------------------------------------------------
                                                            $
             ----------------------------------------------------------------
                                               TOTAL        $  1,000.00
                                                            -----------------


*A declaration as to a "per value" is optional. This space may be marked "n/a" when no reference to a par value is desired.

ARTICLE SIX OPTIONAL

     The number of directors constituting the initial board of directors of the corporation is 3, and the names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors be elected and qualify are:

          Name           Residential Address
          ----           -------------------
     C. A. Gerber        1308 Forest                Wheaton, Illinois 60187
     Frank A. Nassi      1251 Ashley Lane           Addison, Illinois 60101
     Craig S. Stevens    1374 Green Trails Dr.      Naperville, Illinois 60540

ARTICLE SEVEN OPTIONAL

     (a) It is estimated that the value of all property to be owned by the corporation for the following year wherever located will be: $ 35,000.000
     (b) It is estimated that the value of the property to be located within the State of Illinois during the following year will be: $ 35,000.000
     (c) It is estimated that the gross amount of business which will be transacted by the corporation during the following year will be: $___
     (d) It is estimated that the gross amount of business which will be transacted from places of business in the State of Illinois during the following year will be: $_____

ARTICLE EIGHT OTHER PROVISIONS

     Attach a separate sheet of this size for any other provision to be included in the Articles of Incorporation, e.g., authorizing pre-emptive rights; denying cumulative voting; regulating internal affairs; voting majority requirements; fixing a duration other than perpetual; etc.

                       NAMES & ADDRESSES OF INCORPORATORS

     The undersigned incorporator(s) hereby declare(s), under penalties of perjury, that the statements made in the foregoing Articles of Incorporation are true.

Dated:   January 29, 1991

         Signatures and Names                        Post-Office Address

1.       Robert C. McBride                     1.    677 Larch Avenue
    -----------------------------------            ----------------------------
                  Signature                        Street

         Robert C. McBride                           Elmhurst, Illinois 60126
    -----------------------------------            ----------------------------
     Name (please print)                           City/Town State         Zip

2.                                             2.
    -----------------------------------            ----------------------------
                  Signature                        Street

    -----------------------------------            ----------------------------
     Name (please print)                           City/Town State         Zip

3.                                             3.
    -----------------------------------            ----------------------------
                  Signature                        Street

    -----------------------------------            ----------------------------
     Name (please print)                           City/Town State         Zip

(Signatures must be in ink on original document. Carbon copy, zerox or rubber stamp signatures may only be used on conformed copies)

NOTE: If a corporation acts as incorporator, the name of the corporation and the state of incorporation shall be shown and the execution shall be by its President or Vice-President and verified by him, and attested by its Secretary or an Assistant Secretary.

                               KEEBLER H.C., INC.

                            Articles of Incorporation
                                   (continued)

ARTICLE EIGHT: Directors' Indemnification

Suits by Third Parties. The corporation shall indemnify any person who was or is made a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceedings, whether civil, criminal, administrative or investigative (other than an action by, or in the right of, the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in, or not opposed to, the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action or proceeding, had reasonable cause to believe that the conduct was unlawful.

Derivative Suits. The corporation shall indemnify any person who was or is made a party, or is threatened to be made a party, to any threatened, pending or completed action or suit by, or in the right of, the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in, or not opposed to, the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty, to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the shall deem proper.

Indemnification as of Right. To the extent that a director, officer, employee or agent of the corporation has been successful on the merits, or otherwise, in defense of any action, suit or proceeding referred to in the preceding paragraphs of this Article EIGHT, or in defense of any claim issue or matter therein, the person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by the person in connection therewith.

Advance of Funds. Expenses incurred by any such person in defending a civil, criminal, administrative or investigative action, suit or proceeding, or threat thereof, shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors in the specific case, upon receipt of an undertaking by, or on behalf of, the director, officer, employee or agent to repay such amount unless it shall ultimately be determined that the person is not entitled to be indemnified by the corporation as authorized in this Article EIGHT.

ARTICLE NINE:  Directors' Liability - Limitations

No director of the corporation shall be liable to the corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as a director, provided that nothing contained in this Article NINE shall eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, or (iii) for any transaction from which the director derived an improper personal benefit. No amendment, modification or repeal of this Article NINE shall apply to, or have any effect on, the liability or the alleged liability of any director of the corporation for, or with respect to, any acts or omissions of such director occurring prior to such amendment, modification or repeal.

                                    0633.0631

                             STATEMENT OF CORRECTION

                           --------------------------
                                      FILED

                                   OCT 30 1992

                                 GEORGE H. RYAN

                               SECRETARY OF STATE

                           --------------------------

Form BCA-1.15                                             PAID
(Rev. Jan. 1991)                                      NOV 2, 1992
                                              File #
- -------------------------------------------------------------------------------
George H. Ryan                                       SUBMIT IN DUPLICATE
Secretary of State                             ------------------------------
Department of Business Services                     This space for use by
Springfield, IL 62756                                Secretary of State
Telephone (217) 785-2237                      Date  10/30/92
                                              License Fee    $
                                              Franchise Tax  $
- -------------------------------------         Filing Fee     $ 25.00
Remit payment in check or money order,        Penalty        $
payable to Secretary of State.*               Interest       $
                                              Approved:      TIA
- -------------------------------------------------------------------------------

     1.   CORPORATE NAME: Keebler H.C., Inc.

     2.   STATE OR COUNTRY OF INCORPORATION: Illinois
          ---------------------------------------------------------------------
                                                                            3X

     3.   Title of document to be corrected: Articles of Incorporation

     4.   Date erroneous document was filed by Secretary of State: February 6,
          1991

     5.   Inaccuracy, error or defect:
          (Briefly identity the error and explain how it occurred. Use reverse side or add one or more sheets of this size if necessary.)

               The original allocation factor established in Article Seven of the subject document was erroneous due to a clerical oversight. The consideration received for the initial issuance of common shares was also misstated due to the omission of Paid-in Surplus.

     6.   Corrected portion(s) of the document in corrected form:
          (if there is not sufficient space to cover this point, use reverse side or add one or more sheets of this size.)

          Article Seven
          a)  $53,918,960
          b)  -  0  -
          c)  3,202,540
          d)  -  0  -

              Article Five
                  The Consideration to be Received therefore is $50,716,419.88

     7. The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

          Dated      April 15, 1992                    Keebler H.C., Inc.
               ---------------------------    ---------------------------------
                                                  (Exact Name of Corporation)


         attested by _____________________    by_______________________________
                    (Signature of Secretary     (Signature of President
                     or Assistant Secretary)     or Vice President)

             Craig S. Stevens, Secretary            C.A. Gerber, President
         -----------------------------------  ----------------------------------
            (Type or Print Name and Title)      (Type or Print Name and Title)

              FORM BCA-2.10

File No. _____________

- ----------------------------------------

               ARTICLES OF

              INCORPORATION
                  FILED

               FEB 6 1991

             GEORGE H. RYAN
           SECRETARY OF STATE

              FEE SCHEDULE

The following fees are required to be
paid at the time of issuing the
Certificate of Incorporation: FILING FEE
$75.00; INITIAL LICENSE FEE of 1/20th of
1% of the consideration to be received
for Initial Issued shares (see Art 3),
MINIMUM 8.50; INITIAL FRANCHISE TAX of
1/10th of 1% of the consideration to be
received for Initial Issued shares (see
Art 3), MINIMUM $25.00.

          EXAMPLES OF TOTAL DUE

Consideration to              TOTAL
  be Received                 DUE*
========================================
up to $1,000                  $100.50
- ----------------------------------------
 $  8,000                     $102.50
- ----------------------------------------
 $ 10,000                     $106.00
- ----------------------------------------
 $ 25,000                     $112.50
- ----------------------------------------
 $ 50,000                     $150.00
- ----------------------------------------
 $100,000                     $225.00
- ----------------------------------------

*Includes Filing Fee o License Fee o
Franchise Tax

               RETURN TO:

         Corporation Department
           Secretary of State

       Springfield, Illinois 62756
        Telephone (217) 782-6961

========================================